 John IannoneVice President, Investor Relations304-905-7021  Investor Presentation (Q2 2017)(financials as of Q1 2017)

 Forward-looking statements in this report relating to WesBanco’s plans, strategies, objectives, expectations, intentions and adequacy of resources, are made pursuant to the safe harbor provisions of the Private Securities Litigation Reform Act of 1995. The information contained in this report should be read in conjunction with WesBanco’s Form 10-K for the year ended December 31, 2016 and documents subsequently filed by WesBanco with the Securities and Exchange Commission (“SEC”), including WesBanco’s Form 10-Q for the quarter ended March 31, 2017, which are available at the SEC’s website, www.sec.gov or at WesBanco’s website, www.wesbanco.com. Investors are cautioned that forward-looking statements, which are not historical fact, involve risks and uncertainties, including those detailed in WesBanco’s most recent Annual Report on Form 10-K filed with the SEC under “Risk Factors” in Part I, Item 1A. Such statements are subject to important factors that could cause actual results to differ materially from those contemplated by such statements, including, without limitation, the effects of changing regional and national economic conditions; changes in interest rates, spreads on earning assets and interest-bearing liabilities, and associated interest rate sensitivity; sources of liquidity available to WesBanco and its related subsidiary operations; potential future credit losses and the credit risk of commercial, real estate, and consumer loan customers and their borrowing activities; actions of the Federal Reserve Board, the Federal Deposit Insurance Corporation, the SEC, the Financial Institution Regulatory Authority, the Municipal Securities Rulemaking Board, the Securities Investors Protection Corporation, and other regulatory bodies; potential legislative and federal and state regulatory actions and reform, including, without limitation, the impact of the implementation of the Dodd-Frank Act; adverse decisions of federal and state courts; fraud, scams and schemes of third parties; internet hacking; competitive conditions in the financial services industry; rapidly changing technology affecting financial services; marketability of debt instruments and corresponding impact on fair value adjustments; and/or other external developments materially impacting WesBanco’s operational and financial performance. WesBanco does not assume any duty to update forward-looking statements.  Forward-Looking Statements  *

Who and Where We Are

- Founded in 1870
  - $9.8 billion in assets
  - Strong community banking roots
  - Headquartered in Wheeling, WV
- Top share across legacy and diverse, major metropolitan markets
  - Balanced market distribution
  - Strong demographic trends across footprint
- Diversified and well-balanced
  - Multiple revenue generation engines
  - 100-year old trust business
  - Proprietary mutual fund family
- Strong credit quality and regulatory compliance

Top Share in Diverse Markets



Akron
Fort Wayne
Canton
Pittsburgh
#10
#15
Columbus
Dayton
#10
Indianapolis
Bloomington
#3
Cincinnati
#18
#8
Louisville
Frankfort
Charleston
Lexington
#2

Broad and Balanced Market Distribution



Loans
KY 8%
IN 9%
WV 29%
PA 20%
OH 34%



Deposits
KY 9%
IN 8%
WV 34%
PA 20%
OH 29%

Note: asset, location, loan, & deposit data as of 3/31/2017; market share based on 2016 MSA deposit rankings (source: S&P Global) (approximated on map by circles) (Pittsburgh MSA excludes BNY Mellon; Columbus MSA excludes single Wells Fargo branch & Nationwide Insurance)

2

Key Differentiators

- Emerging financial services company with a community bank at its core
  - Diversified revenue growth engines with a critical focus on credit quality
  - Well-balanced loan and deposit distribution across broad footprint
  - Robust legacy market share combined with diverse metropolitan markets
  - Top ten market share in the Columbus, Louisville, and Pittsburgh MSAs
  - Strong legacy of credit and risk management

- Solid, and growing, non-interest income generation
  - $3.8B of assets under management, including $0.9B in our *WesMark Funds*
  - Operating non-interest income increased 7% year-over-year during 2016

- Focus on customer service to ensure a relationship that meets all customer needs efficiently and effectively

- Strong expense management culture with a year-to-date efficiency ratio of 56.0%, despite having sizable fee-based businesses

Note: market share based on 2016 MSA deposit rankings (source: S&P Global); financial data as of quarter ending 3/31/2017 (operating non-interest income as of year ending 12/31/16); please see the reconciliations to GAAP results in the appendix

3

Investment Rationale

- Well-balanced financial services company with a diversified earnings stream and a strong legacy of credit and risk management
- Disciplined growth, balanced by a fundamental focus on expense management, that delivers positive operating leverage and increases shareholder value
- Well-defined growth and $10B asset threshold strategies for long-term success of key stakeholders
- Focus on shareholder value through earnings and dividend growth
- Favorable asset quality and operating metrics when compared to peers
- Stock trades at a 2-3x multiple discount – despite above peer-average financial performance

Well-positioned for continued, high-quality growth with strong upside market appreciation potential

Note: multiple discount based on stock prices and consensus estimates (current year and next year) as of 4/28/17 (source: FactSet)

4

 Growth Strategy

Long-Term Growth Strategies

- Diversified loan portfolio with a focus on Commercial and Industrial (C&I)
  - Increased productivity from and enhancements to the commercial lending team

- Long history of strong wealth management capabilities
  - Proprietary mutual funds, and a century of trust experience
  - Established wealth management, insurance, and private banking services are keys to fee income strategy

- Traditional retail banking service strategies
  - Focus on customer service and convenience
  - Customer needs-based product delivery through our various channels

- Strong culture of expense management
  - Focus on delivering positive operating leverage while making necessary growth-oriented investments
  - Emphasis on technology implementation to streamline and improve processes

- Franchise expansion in contiguous markets
  - Targeted acquisitions within a reasonable geographic hub of our headquarters

6

Diversified Loan Portfolio

- Focus on expanding Commercial and Industrial (C&I) business
  - Dedicated C&I and Business Banking teams in all major metropolitan markets while retaining our traditional CRE/LCD expertise
- Full suite of treasury management products, including international services, foreign exchange, and enhanced wire and lockbox capabilities
- Average loans to average deposits ratio of 89.2% provides significant opportunity for growth
- Minimal lending exposure to the oil, gas, and coal industries
  - <1% direct + <1% indirect exposure

$6.3 Billion Loan Portfolio



Comm'l & Industrial 17%
Consumer 6%
HELOC 8%
Residential R/E 22%
Comm'l R/E: Land, Construction 9%
Comm'l R/E: Improved Property 38%

Five-Year CAGR

Loan Category	Total	Organic
C&I	22%	12%
HELOC	15%	10%
Residential R/E	16%	5%
Comm'l R/E (Total)	12%	4%
Consumer	9%	(4%)

Note: loan and deposit data as of 3/31/17; oil, gas, and coal exposures as percent of total loan portfolio; CAGR based on 3/31/12; organic CAGR excludes loans acquired from Your Community Bankshares (9/9/16), ESB Financial (2/10/15), and Fidelity Bancorp (11/30/12)

7

Strong Wealth Management Capabilities

Trust & Investments
- $3.8B of trust and mutual fund assets under management
- 5,000+ relationships
- Growth opportunities from shale-related private wealth management
- Expansion in Kentucky and Indiana
- *WesMark* funds



Trust Assets
(Market Value as of 12/31) ($B)
$2.3
$3.1
$3.2
$3.8
CAGR
4%
2002
2007
2012
2017
(3/31)

Insurance
- Personal, commercial, title, health
- Expand title business in all markets
- Applied quotation software utilization (personal)
- TPA services for small business ealthcare plans

WesBanco
Wealth Management Services

Securities Brokerage
- Securities investment sales
- Licensed banker program
- Regional player/coach program
- Expand external business development opportunities
- Expansion in Kentucky and Indiana



Private Banking Loans and Deposits
(as of 12/31) ($MM)
$100
$185
$270
$365
$415
CAGR
55%
2013
2014
2015
2016
2017
(3/31)
Loans
Deposits

Private Banking
- $415MM in private banking loans and deposits
- 1,350+ relationships
- Growth opportunities from shale-related private wealth management
- Expansion in Kentucky and Indiana

Note: assets and clients as of 3/31/17; chart financials as of 12/31 unless otherwise stated

8

Retail Banking Strategies

- Efficient financial center network with effective staff management and technology utilization supported by centralized, low-cost back office functions

- Transitioning financial center personnel from transaction-based to needs -based sales activity
  - Full integration of CRM system to track relationships and referrals
  - Centers in key markets have bankers licensed to offer investment products
  - Majority of urban center managers have completed or are enrolled in our Business Banking Academy program
  - Growth in demand deposits, business banking loans, and e-banking fees

- Continuous reviews for financial center optimization
  - Technology deployments and an omni-channel distribution model
  - Since 2012, closed eleven offices, downsized five, and opened three new offices in more attractive markets

Note: location data as of 3/31/2017

9

Strong Culture of Expense Management

- Fundamental focus on expense management to deliver positive operating leverage and increase shareholder value
  - "Rule-of-thumb" target is $2 of return on each $1 of investment
- Scalable technology infrastructure supports both organic and acquisition-related growth without significant additional investment
- Regular review of all operational and information technology contracts and services to ensure quality while controlling costs
- Introduced software and cost control tools to enhance overall combined purchasing efforts and to better manage travel expenses
- Utilize technology to reduce travel cost and enhance communication
  - Communication infrastructure modernization
  - Upgrade of phone systems and increased utilization of video conferencing
  - Elimination of all personal computers with installation of "thin-client" technology

10

Franchise Expansion

- Targeted acquisitions in existing markets and new higher-growth metro areas
- Critical, long-term focus on shareholder return
- Adequate capital and liquidity, along with strong regulatory compliance processes, provides ability to execute transactions quickly
- Diligent efforts to maintain a community bank oriented value-based approach to our markets
- History of successful acquisitions that have improved earnings

Contiguous Markets Radius


OHIO
INDIANA
KENTUCKY
WEST VIRGINIA
VIRGINIA
TENNESSEE
MARYLAND
Pittsburgh
Cincinnati
Washington
Baltimore
Virginia Beach

Recent Acquisitions

- YCB: announced May-16; closed Sep-16
- ESB: announced Oct-14; closed Feb-15
- Fidelity: announced Jul-12; closed Nov-12
- AmTrust (5 branches): announced Jan-09; closed Mar-09
- Oak Hill: announced Jul-07; closed Nov-07

11

$10 Billion Asset Threshold Plan

- Methodically phasing in the costs of processes, personnel, and enhancing our strong compliance management system
  - Liquidity, loan, and capital stress testing in preparation for DFAST reporting
  - Currently anticipate no large, single-period investment requirement
  - Current environment does not change plans or infrastructure build

- Continuing to monitor and assess the timing and impact of crossing either organically or via disciplined, franchise-enhancing acquisition
  - Balance sheet remix strategy provides time to complete infrastructure build while maintaining loan growth
  - Anticipate crossing the threshold sometime during the next couple of years
  - Potential acquisition must enhance shareholder value and be accretive to help cover potential income impacts from interchange income caps and additional FDIC expenses
    - Preference would be an in-market transaction that would grow market position while allowing meaningful cost savings

12

 *  Above Peer Group Performance  Disciplined execution upon growth strategies providing above peer group performance across key operating metrics  Note: financial data as of 12/31; current year data as of 3/31/2017; please see the reconciliations in the appendix; peer group includes SRCE, CHFC, CBU, EGBN, FNB, FCF, FFBC, FRME, NBTB, ONB, PRK, PNFP, STBA, TMP, TOWN, UBSH, UBSI; peer ratios from S&P Global and company reports (as of 5/1/17) and represent simple averages for ROTCE & efficiency ratio, and weighted averages for ROAA & NPAs to Assets  Efficiency Ratio  Return on Average Assets  Return on Tangible Common Equity  Non-Performing Assets to Total Assets

 Returning Value to Shareholders  Focus on appropriate capital allocation to provide flexibility while continuing to enhance shareholder valueQ1 2017 dividend payout ratio 43.3%, compared to 32.9% for bank groupQ1 2017 dividend yield 2.6%, compared to 1.6% for bank group  *  Note: dividend through February 2017 declaration announcement; WSBC dividend payout ratio based on earnings per share excluding restructuring & merger-related costs; WSBC dividend yield based upon 4/28/17 closing stock price of $39.81; bank group ($5B to $10B total assets) dividend data as of 1Q2017 (source as of 5/1/17: S&P Global)  Tangible Book Value per Share ($)  Quarterly Dividend per Share ($)  +86%  +46%

 Financial Overview

Financial and Operational Highlights – Q1 2017

- Net income up 14.6% and EPS of $0.60 (excluding merger-related costs)
- Return on tangible common equity of 14.2% (excluding merger-related costs)
- Integration of new Indiana and Kentucky markets is progressing well
- Remain committed to driving positive operating leverage and maintaining our strong efficiency ratio
- Continue to generate organic loan growth – 3.2% year-over-year
  - Total portfolio loans represent 64% of total assets, versus 60% last year
  - Generated more than $2 billion in loan originations over last twelve months
  - Loan pipelines remain solid, and we remain well-positioned for 2017
- Continue to invest in our long-term growth while rigorously maintaining our legacy of credit and risk management
  - Over last several years, grown assets from $6 billion to almost $10 billion, while significantly diversified our growth engines and footprint geography, and continued to improve our capital, credit, and efficiency ratio trends

Note: financial data as of quarter ending 3/31/2017, which reflects impact of the YCB merger, and compared to the quarter ending 3/31/2016; please see the reconciliations to GAAP results in the appendix

16

 Financial Performance Summary (Non-GAAP)  *  excludes merger-related expensesall figures are three month ending figures; do not disclose year-to-date figuresNote: please see the reconciliations to GAAP results in the appendix; Your Community Bankshares merger closed September 9, 2016

 Net Interest Margin   During 2016, net interest margin (NIM) was impacted by:Increased funding costs associated with a higher proportion of Federal Home Loan Bank medium-term borrowings and lower earning asset yieldsAverage loan rates declined due to the low interest rate environment, lower spreads on existing loan repricing, and competitive new loan pricingNIM has shown stability and improvement over last few quarters from combination of balance sheet remix strategy and the YCB acquisitionPositioned for asset sensitivity in a rising interest rate environmentContinued loan growth and balance sheet remix strategy will, over time, improve asset yields as average loan rates are higher than securities ratesCompetitive pressures continue on loan pricing and non-pricing terms  *  Net Interest Margin (FTE)

Interest Rate Sensitivity

➢ Positioned for asset sensitivity in rising rate shock and ramp environments

Immediate Change in Interest Rates	Change in Net Interest Income from Base over One Year December 31, 2016	March 31, 2017
+1% Rate Shock	+3.1%	+3.7%
+2% Rate Shock	+4.6%	+6.1%
+3% Rate Shock	+4.7%	+9.0%
+2% Rate Ramp	+3.2%	+3.1%
(1%) Rate Shock	(2.3%)	(3.8%)
EVE +2% Rate Shock	+6.7%	+2.0%
EVE (1%) Rate Shock	(9.8%)	(7.3%)

Note: "EVE" is the economic value of equity, which is defined as the market value of equity in various increasing and decreasing rate scenarios

19

Securities Portfolio

- Securities portfolio represents ~23% of total assets (compared to ~28% last year)
  - Scheduled maturities, calls, and select sales of short-term, lower-yielding securities to help manage risk and portfolio efficiency while funding loan growth
- Portfolio characteristics:
  - No credit-related issues
  - Few callable agency and no high-premium mortgage-backed securities
  - Average tax-equivalent yield 2.99%
  - Weighted average life ~4.7 years
  - 44% unpledged
- Provides near-term flexibility to support loan growth, provide liquidity, and manage the size of the balance sheet
  - Help maintain balance sheet size under $10 billion of assets in the near-term

Composition as of 3/31/2017



Agency Mortgage-Backed & CMO 54%
Municipals 40%
Corporate Bonds 3%
U.S. Gov't Agencies 2%
Other 1%

Total Securities = $2.3B

Note: financial data as of 3/31/2017

20

 Diversified Revenue Generation: Non-Interest Income  Operating non-interest income contributed 24% of net revenue during 2016Q1 2017 operating non-interest income reflects:Commercial customer loan swap fee income as customers remain receptive to the back-to-back fixed rate swap product in the current rising interest rate environmentGrowth in electronic banking and deposit fees from a larger customer deposit base from the addition of the new Indiana and Kentucky marketsTrust fees improved year-over-year from the improvement in equity markets and higher trust assets  *  Note: operating non-interest income (excludes gain/loss on securities and on sale of OREO property) is a non-GAAP measure, please see the reconciliations to GAAP results in the appendix  Operating Non-Interest Income ($MM)  Year-to-Date

Risk Management and Regulatory Compliance

- Strong legacy of credit and risk management based upon conservative underwriting standards
- Six consecutive "outstanding" CRA ratings since 2003
- Liquidity, loan, and capital stress testing in preparation for post-$10 billion asset threshold DFAST reporting
- Enhancing our strong compliance management system
- Strong risk-based capital ratios well above regulatory requirements



Basel III Tier 1 Risk-Based Capital Ratio
13.30%
13.62%
12.95%
13.16%
13.21%
Required
6.0%
1Q16
2Q16
3Q16
4Q16
1Q17



Basel III Common Equity Tier 1 Capital Ratio
11.58%
11.88%
11.07%
11.28%
11.28%
Required
4.5%
1Q16
2Q16
3Q16
4Q16
1Q17

Note: Your Community Bankshares merger closed September 9, 2016

22

Appendix

 Stock Performance: Long-Term Cumulative Return  *  Note: cumulative return since WSBC IPO compared to the cumulative return for the S&P500 Index over the same time period

 Executive  Position  Years in Banking  Years atWSBC  James Gardill  Chairman of the Board  44*  44  Todd Clossin  President & Chief Executive Officer  33  4  Robert Young  EVP – Chief Financial Officer  31  16  Lynn Asensio  EVP – Retail Administration  39  12  Ivan Burdine  EVP – Chief Credit Officer  37  4  Jonathan Dargusch  EVP – Wealth Management  36  7  Gregory Dugan  EVP – Senior Operations Officer  40  38  Steve Lawrence  EVP – Chief Internal Auditor  37  23  Michael Perkins  EVP – Chief Risk & Admin Officer  22  22  Anthony Pietranton  EVP – Human Resources  29**  4  Brent Richmond  EVP – Treasury & Strategic Planning  32  15  Jayson Zatta  EVP – Chief Banking Officer  31  9  Experienced and Stable Management Team  * as legal counsel to WesBanco ** in financial services, including nine in banking  *

 Financial Performance Summary Trend – Annual   *  Efficiency Ratio (1)  Net Income (1) ($MM)  (1) excludes merger-related expensesNote: please see the reconciliations to GAAP results in the appendix; Your Community Bankshares merger closed September 2016, ESB Financial merger closed February 2015, and Fidelity Bancorp merger closed November 2012  Return on Average Tangible Equity (1)  Return on Average Assets (1)

 Loan loss allowance decline due to improvement in credit quality  Legacy Loan Loss Allowance to Legacy Loans  Non-Performing Assets to Total Assets  Net Charge-Offs as % of Average Loans  NPAs to Total Loans, OREO & Repossessed Assets  Diligent Focus on Credit Quality – Annual Trend  *  Note: please see the reconciliations to GAAP results in the appendix; Your Community Bankshares merger closed September 2016, ESB Financial merger closed February 2015, and Fidelity Bancorp merger closed November 2012; “Legacy” as defined in WSBC’s ALLL model glossary are “loans that were originated by WesBanco Bank, Inc.”

 Reconciliation: Efficiency Ratio  *  Note: “efficiency ratio” is non-interest expense excluding restructuring and merger-related expense divided by total income; FTE represents fully taxable equivalent; Your Community Bankshares merger closed September 2016, ESB Financial merger closed February 2015, and Fidelity Bancorp merger closed November 2012

 Reconciliation: Net Income and EPS (Diluted)  *  Note: Your Community Bankshares merger closed September 2016, ESB Financial merger closed February 2015, and Fidelity Bancorp merger closed November 2012

 *   (1) three-month net income figures are annualizedNote: Your Community Bankshares merger closed September 2016, ESB Financial merger closed February 2015, and Fidelity Bancorp merger closed November 2012  Reconciliation: Return on Average Assets

 *   (1) three-month net income figures are annualized; amortization of intangibles tax effected at 35%Note: Your Community Bankshares merger closed September 2016, ESB Financial merger closed February 2015, and Fidelity Bancorp merger closed November 2012  Reconciliation: Return on Average Tangible Equity

 Reconciliation: Operating Non-Interest Income  *  Note: Your Community Bankshares merger closed September 2016, ESB Financial merger closed February 2015, and Fidelity Bancorp merger closed November 2012

 *  Note: Your Community Bankshares merger closed September 2016, ESB Financial merger closed February 2015, and Fidelity Bancorp merger closed November 2012; “Legacy” as defined in WSBC’s ALLL model glossary are “loans that were originated by WesBanco Bank, Inc.”  Reconciliation: Legacy Loan Loss Allowance to Total Legacy Loans